T. Rowe Price California Tax-Free Money Fund

Supplement to Prospectus Dated July 1, 2015

This supplement updates the prospectus to describe changes the T. Rowe Price California Tax-Free Money Fund will be making in connection with amendments to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940. The changes are effective immediately unless otherwise noted.

The following is hereby added under “Principal Investment Strategies,” beginning on page 9:

The fund intends to qualify as a “retail money market fund” in accordance with amendments to Rule 2a-7 that go into effect on October 14, 2016. The fund’s overall investment program will remain unchanged.

“Retail money market funds” are required to implement policies and procedures reasonably designed to limit investments in the fund to accounts beneficially owned by natural persons. On or around July 1, 2016, the fund will begin to implement, and will work with its intermediaries to develop and implement, policies and procedures designed to limit new investments in the fund to accounts beneficially owned by natural persons, although existing shareholders at that time who do not meet the criteria may generally continue to purchase additional shares. New investors wishing to purchase shares on or after July 1, 2016 may be required to demonstrate eligibility (for example, by providing their Social Security number). It is expected that on or around September 23, 2016, the fund will, upon at least 60 days’ advance written notification, begin to involuntarily redeem any investors who do not satisfy these eligibility requirements.

Pursuant to Rule 2a-7, beginning October 14, 2016, if the fund’s weekly liquid assets fall below 30% of its total assets, the fund’s Board of Directors, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or temporarily suspend redemptions and postpone payment of redemption proceeds from the fund for up to ten business days during any 90-day period (i.e., a “redemption gate”). In addition, if the fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund’s Board of Directors determines that not doing so is in the best interests of the fund.

In accordance with the fund’s intention to qualify as a retail money market fund and the amendments to Rule 2a-7, the following is hereby added under “Principal Risks,” on page 10:

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning October 14, 2016, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Under “More Information About the Funds and Their Investment Risks,” the following is added as the second full paragraph on page 38:

Effective October 14, 2016, Rule 2a-7 will no longer reference credit ratings and will instead require money market funds to purchase securities that have a remaining maturity of no more than 397 calendar days (unless otherwise permitted under Rule 2a-7) and that have been determined by a money market fund’s Board of Directors/Trustees (or the fund’s investment adviser, if the Board of Directors/Trustees delegates such power to the adviser) to present minimal credit risks to the fund. T. Rowe Price will consider several factors, including the capacity of each security’s issuer or guarantor to meet its financial obligations.

Effective April 14, 2016, consistent with amendments to Rule 2a-7’s diversification requirements, the fund’s operating policy under “Types of Portfolio Securities,” on the top of page 44, is hereby replaced with the following:

Operating policy (money fund) Except as permitted by Rule 2a-7, with respect to 75% of the fund’s total assets, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than 5% of its total assets in the securities of any single issuer, including affiliates of the issuer (other than for certain temporary, limited purposes). In addition, with respect to 75% of the fund’s total assets, the fund will not purchase any security subject to a guarantee (or a demand feature) if it would cause the fund to have more than 10% of its total assets in securities subject to a guarantee (or a demand feature) provided by any one institution.

The date of this supplement is March 31, 2016.

F81-041 3/31/16